EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement

Financial Information
as of June 30, 2018

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch Capital”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital.

Contacts
Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archcapservices.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2017 is derived from or agrees to audited financial information. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

In May 2018, shareholders approved a proposal to amend the memorandum of association by sub-dividing the authorized common shares of Arch Capital to effect a three-for-one split of Arch Capital’s common shares. The share split changed the Company’s authorized common shares to 1.8 billion common shares (600 million previously), with a par value of U.S. $.0011 per share (U.S. $.0033 previously). Information pertaining to the composition of the Company’s shareholders’ equity accounts, shares and per share amounts has been retroactively restated in this financial supplement to reflect the share split for all periods presented.

In March 2014, the Company invested $100.0 million to acquire approximately 11% of Watford Holdings Ltd.’s common equity and a warrant to purchase additional common equity. Watford Holdings Ltd. is the parent of Watford Re Ltd., a multi-line Bermuda reinsurance company (together with Watford Holdings Ltd., “Watford Re”). In accordance with GAAP, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, 100% of the results of Watford Re are included in the Company’s consolidated financial statements. The portion of Watford Re’s earnings owned by third parties is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ In addition, the Company reflects Watford Re’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’ because they have redemption features that are not solely within the control of Watford Re.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

The following table presents financial highlights (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2018	2017	Change	2018	2017	Change
Underwriting results:
Gross premiums written	$1,591,202	$1,533,142	3.8%	$3,312,807	$3,139,828	5.5%
Net premiums written	1,158,310	1,108,292	4.5%	2,391,302	2,240,866	6.7%
Net premiums earned	1,177,245	1,090,120	8.0%	2,275,396	2,085,140	9.1%
Underwriting income (2)	235,783	198,062	19.0%	473,340	412,429	14.8%

Loss ratio	51.7%	53.1%	(1.4)	50.4%	50.2%	0.2
Acquisition expense ratio	14.3%	14.3%	—	14.4%	14.6%	(0.2)
Other operating expense ratio	14.2%	14.8%	(0.6)	14.7%	15.8%	(1.1)
Combined ratio	80.2%	82.2%	(2.0)	79.5%	80.6%	(1.1)

Net investment income	$107,761	$92,520	16.5%	$208,004	$188,332	10.4%
Per diluted share	$0.26	$0.22	18.2%	$0.50	$0.45	11.1%

Net income available to Arch common shareholders	$233,243	$173,818	34.2%	$370,519	$415,727	(10.9)%
Per diluted share	$0.56	$0.42	33.3%	$0.89	$1.00	(11.0)%

After-tax operating income available to Arch common shareholders (2)	$242,596	$168,919	43.6%	$477,739	$366,884	30.2%
Per diluted share	$0.59	$0.40	47.5%	$1.15	$0.88	30.7%

Comprehensive income available to Arch	$183,498	$279,285	(34.3)%	$231,660	$631,276	(63.3)%

Net cash provided by operating activities	$34,190	$278,021	(87.7)%	$404,451	$399,755	1.2%

Weighted average common shares and common share equivalents outstanding — diluted	413,111,205	417,733,938	(1.1)%	415,460,756	417,421,896	(0.5)%

Financial measures:
Change in book value per common share during period	1.3%	3.3%	(2.0)	1.9%	8.0%	(6.1)

Annualized return on average common equity	11.1%	8.7%	2.4	8.9%	10.7%	(1.8)
Annualized operating return on average common equity (2)	11.6%	8.5%	3.1	11.4%	9.4%	2.0

Total return on investments (3)
Including effects of foreign exchange	(0.19)%	1.63%	-182 bps	(0.51)%	3.37%	-388 bps
Excluding effects of foreign exchange	0.33%	1.29%	-96 bps	(0.08)%	2.94%	-302 bps

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
See ‘Comments on Regulation G’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.

(3)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2018	2018	2017	2017	2017	2018	2017
Revenues
Net premiums written	$1,298,896	$1,412,544	$1,111,015	$1,325,403	$1,248,695	$2,711,440	$2,524,955
Change in unearned premiums	37,867	(177,645)	113,740	(63,517)	(7,821)	(139,778)	(167,064)
Net premiums earned	1,336,763	1,234,899	1,224,755	1,261,886	1,240,874	2,571,662	2,357,891
Net investment income	135,668	126,724	125,415	116,459	111,124	262,392	228,998
Net realized gains (losses)	(76,611)	(110,998)	26,978	66,275	21,735	(187,609)	55,888
Net impairment losses recognized in earnings	(470)	(162)	(1,723)	(1,878)	(1,730)	(632)	(3,537)
Other underwriting income	3,874	5,349	14,734	6,064	4,822	9,223	9,455
Equity in net income (loss) of investment funds accounted for using the equity method	8,472	28,069	30,402	31,090	32,706	36,541	80,794
Other income (loss)	3,113	74	547	(342)	(1,994)	3,187	(2,776)
Total revenues	1,410,809	1,283,955	1,421,108	1,479,554	1,407,537	2,694,764	2,726,713

Expenses
Losses and loss adjustment expenses	(726,153)	(636,860)	(678,875)	(1,046,141)	(689,860)	(1,363,013)	(1,242,430)
Acquisition expenses	(202,838)	(191,376)	(208,879)	(193,854)	(190,436)	(394,214)	(372,725)
Other operating expenses	(176,181)	(175,015)	(169,624)	(170,127)	(169,981)	(351,196)	(344,700)
Corporate expenses	(22,512)	(15,312)	(13,986)	(17,098)	(24,876)	(37,824)	(52,668)
Amortization of intangible assets	(26,472)	(26,736)	(31,836)	(31,824)	(30,824)	(53,208)	(62,118)
Interest expense	(30,344)	(30,636)	(30,496)	(29,510)	(28,749)	(60,980)	(57,425)
Net foreign exchange gains (losses)	53,706	(19,721)	(28,807)	(28,028)	(39,543)	33,985	(58,947)
Total expenses	(1,130,794)	(1,095,656)	(1,162,503)	(1,516,582)	(1,174,269)	(2,226,450)	(2,191,013)

Income (loss) before income taxes	280,015	188,299	258,605	(37,028)	233,268	468,314	535,700
Income tax expense	(23,668)	(21,915)	(56,813)	(8,189)	(34,169)	(45,583)	(62,566)
Net income (loss)	256,347	166,384	201,792	(45,217)	199,099	422,731	473,134
Net (income) loss attributable to noncontrolling interests	(12,701)	(15,961)	12,848	11,561	(13,932)	(28,662)	(34,840)
Net income (loss) attributable to Arch	243,646	150,423	214,640	(33,656)	185,167	394,069	438,294
Preferred dividends	(10,403)	(10,437)	(11,105)	(12,369)	(11,349)	(20,840)	(22,567)
Loss on redemption of preferred shares	—	(2,710)	—	(6,735)	—	(2,710)	—
Net income (loss) available to Arch common shareholders	$233,243	$137,276	$203,535	$(52,760)	$173,818	$370,519	$415,727

Comprehensive income available to Arch	$183,498	$48,162	$203,002	$17,585	$279,285	$231,660	$631,276

Net income (loss) per common share and common share equivalent
Basic	$0.58	$0.34	$0.50	$(0.13)	$0.43	$0.91	$1.03
Diluted (1)	$0.56	$0.33	$0.49	$(0.13)	$0.42	$0.89	$1.00

Weighted average common shares and common share equivalents outstanding
Basic	404,800,421	407,539,728	406,280,748	404,656,353	403,459,992	406,162,508	402,786,129
Diluted (1)	413,111,205	417,893,802	418,735,890	404,656,353	417,733,938	415,460,756	417,421,896

(1)
Due to the net loss recorded in the 2017 third quarter, diluted weighted average common shares and common share equivalents outstanding for such period do not include the effect of dilutive securities since the inclusion of such securities is anti-dilutive to per share results.

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
Assets
Investments:
Fixed maturities available for sale, at fair value	$14,128,989	$14,348,941	$13,876,003	$13,792,903	$13,671,011
Short-term investments available for sale, at fair value	1,096,798	967,389	1,469,042	1,646,036	914,356
Collateral received under securities lending, at fair value	236,956	367,043	476,615	543,252	627,843
Equity securities, at fair value	534,482	543,650	495,804	477,143	461,017
Other investments available for sale, at fair value	—	—	264,989	260,339	248,661
Investments accounted for using the fair value option	4,111,611	4,119,139	4,216,237	4,249,634	3,827,408
Investments accounted for using the equity method	1,428,582	1,394,548	1,041,322	962,574	948,856
Total investments	21,537,418	21,740,710	21,840,012	21,931,881	20,699,152
Cash	526,628	680,891	606,199	862,361	740,320
Accrued investment income	114,307	106,114	113,133	101,104	108,562
Securities pledged under securities lending, at fair value	230,064	358,152	464,917	528,212	610,121
Premiums receivable	1,351,310	1,375,080	1,135,249	1,269,678	1,314,564
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	2,727,303	2,510,119	2,540,143	2,506,015	2,155,107
Contractholder receivables	2,044,322	2,002,469	1,978,414	1,864,348	1,826,966
Ceded unearned premiums	1,014,663	996,772	926,611	947,135	961,330
Deferred acquisition costs	569,817	596,264	535,824	531,196	506,748
Receivable for securities sold	143,809	217,224	205,536	385,952	212,512
Goodwill and intangible assets	593,008	626,004	652,611	684,405	712,975
Other assets	1,000,471	922,156	1,053,009	1,012,510	1,014,282
Total assets	$31,853,120	$32,131,955	$32,051,658	$32,624,797	$30,862,639

Liabilities
Reserve for losses and loss adjustment expenses	$11,424,337	$11,496,205	$11,383,792	$11,351,267	$10,520,511
Unearned premiums	3,833,540	3,885,297	3,622,314	3,751,550	3,679,651
Reinsurance balances payable	411,082	379,728	323,496	352,006	361,000
Contractholder payables	2,044,322	2,002,469	1,978,414	1,864,348	1,826,966
Collateral held for insured obligations	257,396	253,709	240,183	345,726	338,737
Senior notes	1,733,211	1,733,043	1,732,884	1,732,726	1,732,570
Revolving credit agreement borrowings	572,289	755,294	816,132	826,242	686,452
Securities lending payable	236,948	367,034	476,605	543,243	627,852
Payable for securities purchased	356,583	282,731	449,186	1,091,464	458,722
Other liabilities	752,399	765,948	782,717	788,354	648,099
Total liabilities	21,622,107	21,921,458	21,805,723	22,646,926	20,880,560

Redeemable noncontrolling interests	206,105	206,013	205,922	205,829	205,736

Shareholders’ equity
Non-cumulative preferred shares	780,000	780,000	872,555	772,555	772,555
Convertible non-voting common equivalent preferred shares	—	—	489,627	489,627	489,627
Common shares	633	630	611	610	609
Additional paid-in capital	1,760,606	1,737,978	1,230,617	1,212,960	1,196,884
Retained earnings	9,083,202	8,849,959	8,562,889	8,359,354	8,412,114
Accumulated other comprehensive income (loss), net of deferred income tax	(194,157)	(134,009)	118,044	129,682	78,441
Common shares held in treasury, at cost	(2,266,529)	(2,084,186)	(2,077,741)	(2,053,644)	(2,051,343)
Total shareholders’ equity available to Arch	9,163,755	9,150,372	9,196,602	8,911,144	8,898,887
Non-redeemable noncontrolling interests	861,153	854,112	843,411	860,898	877,456
Total shareholders’ equity	10,024,908	10,004,484	10,040,013	9,772,042	9,776,343
Total liabilities, noncontrolling interests and shareholders’ equity	$31,853,120	$32,131,955	$32,051,658	$32,624,797	$30,862,639

Common shares and common share equivalents outstanding, net of treasury shares	405,436,637	410,047,266	409,956,417	409,621,719	409,062,477
Book value per common share (1)	$20.68	$20.41	$20.30	$19.87	$19.87

(1)	Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2018	2018	2017	2017	2017	2018	2017
Non-cumulative preferred shares
Balance at beginning of period	$780,000	$872,555	$772,555	$772,555	$772,555	$872,555	$772,555
Preferred shares issued	—	—	100,000	230,000	—	—	—
Preferred shares redeemed	—	(92,555)	—	(230,000)	—	(92,555)	—
Balance at end of period	$780,000	$780,000	$872,555	$772,555	$772,555	$780,000	$772,555

Convertible non-voting common equivalent preferred shares
Balance at beginning of period	—	489,627	489,627	489,627	1,101,304	489,627	1,101,304
Preferred shares converted to common shares	—	(489,627)	—	—	(611,677)	(489,627)	(611,677)
Balance at end of period	—	—	489,627	489,627	489,627	—	489,627

Common shares
Balance at beginning of period	630	611	610	609	583	611	582
Common shares issued, net	3	19	1	1	26	22	27
Balance at end of period	633	630	611	610	609	633	609

Additional paid-in capital
Balance at beginning of period	1,737,978	1,230,617	1,212,960	1,196,884	548,053	1,230,617	531,687
Preferred shares converted to common shares	—	489,608	—	—	611,653	489,608	611,653
Issue costs on preferred shares	—	—	(2,360)	(7,946)	—	—	—
Reversal of original issue costs on redeemed preferred shares	—	2,710	—	6,735	—	2,710	—
All other	22,628	15,043	20,017	17,287	37,178	37,671	53,544
Balance at end of period	1,760,606	1,737,978	1,230,617	1,212,960	1,196,884	1,760,606	1,196,884

Retained earnings
Balance at beginning of period	8,849,959	8,562,889	8,359,354	8,412,114	8,238,296	8,562,889	7,996,701
Cumulative effect of an accounting change	—	149,794	—	—	—	149,794	(314)
Balance at beginning of period, as adjusted	8,849,959	8,712,683	8,359,354	8,412,114	8,238,296	8,712,683	7,996,387
Net income (loss)	256,347	166,384	201,792	(45,217)	199,099	422,731	473,134
Amounts attributable to noncontrolling interests	(12,701)	(15,961)	12,848	11,561	(13,932)	(28,662)	(34,840)
Preferred share dividends	(10,403)	(10,437)	(11,105)	(12,369)	(11,349)	(20,840)	(22,567)
Loss on redemption of preferred shares	—	(2,710)	—	(6,735)	—	(2,710)	—
Balance at end of period	9,083,202	8,849,959	8,562,889	8,359,354	8,412,114	9,083,202	8,412,114

Accumulated other comprehensive income (loss)
Balance at beginning of period	(134,009)	118,044	129,682	78,441	(15,677)	118,044	(114,541)
Cumulative effect adjustment of an accounting change	—	(149,794)	—	—	—	(149,794)	—
Change in unrealized appreciation (decline) in value of available-for-sale investments, net of deferred income tax	(47,117)	(103,844)	(29,002)	42,550	75,745	(150,961)	171,493
Change in foreign currency translation adjustments	(13,031)	1,585	17,364	8,691	18,373	(11,446)	21,489
Balance at end of period	(194,157)	(134,009)	118,044	129,682	78,441	(194,157)	78,441

Common shares held in treasury, at cost
Balance at beginning of period	(2,084,186)	(2,077,741)	(2,053,644)	(2,051,343)	(2,039,270)	(2,077,741)	(2,034,570)
Shares repurchased for treasury	(182,343)	(6,445)	(24,097)	(2,301)	(12,073)	(188,788)	(16,773)
Balance at end of period	(2,266,529)	(2,084,186)	(2,077,741)	(2,053,644)	(2,051,343)	(2,266,529)	(2,051,343)

Total shareholders’ equity available to Arch	9,163,755	9,150,372	9,196,602	8,911,144	8,898,887	9,163,755	8,898,887
Non-redeemable noncontrolling interests	861,153	854,112	843,411	860,898	877,456	861,153	877,456
Total shareholders’ equity	$10,024,908	$10,004,484	$10,040,013	$9,772,042	$9,776,343	$10,024,908	$9,776,343

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2018	2018	2017	2017	2017	2018	2017
Operating Activities
Net income (loss)	$256,347	$166,384	$201,792	$(45,217)	$199,099	$422,731	$473,134
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	75,447	101,995	(32,573)	(66,959)	(34,130)	177,442	(74,985)
Net impairment losses included in earnings	470	162	1,723	1,878	1,730	632	3,537
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	5,840	(19,383)	(15,756)	(16,255)	(11,388)	(13,543)	(47,529)
Amortization of intangible assets	26,472	26,736	31,836	31,824	30,824	53,208	62,118
Share-based compensation	20,755	14,664	9,490	15,569	27,082	35,419	42,739
Changes in:
Reserve for losses and loss adjustment expenses, net	(164,210)	86,319	11,882	422,310	127,315	(77,891)	180,342
Unearned premiums, net	(37,867)	177,645	(113,740)	63,517	7,821	139,778	167,064
Premiums receivable	(3,178)	(233,772)	135,738	55,355	(46,148)	(236,950)	(222,498)
Deferred acquisition costs	(4,764)	(30,347)	(4,747)	(20,078)	(11,825)	(35,111)	(53,553)
Reinsurance balances payable	35,327	53,634	(28,999)	(12,584)	29,998	88,961	50,112
Other items, net	(113,933)	56,143	(162,477)	97,814	29,499	(57,790)	(46,946)
Net cash provided by operating activities	96,706	400,180	34,169	527,174	349,877	496,886	533,535
Investing Activities
Purchases of fixed maturity investments	(7,186,303)	(9,681,267)	(8,727,784)	(8,179,803)	(9,422,408)	(16,867,570)	(19,899,326)
Purchases of equity securities	(302,663)	(377,000)	(353,881)	(266,980)	(256,322)	(679,663)	(400,155)
Purchases of other investments	(494,693)	(522,454)	(614,096)	(522,824)	(456,665)	(1,017,147)	(883,704)
Proceeds from sales of fixed maturity investments	7,411,396	8,679,147	8,057,305	8,017,794	9,224,934	16,090,543	19,611,680
Proceeds from sales of equity securities	330,757	291,311	304,528	278,809	219,717	622,068	473,064
Proceeds from sales, redemptions and maturities of other investments	336,732	436,566	590,036	324,087	296,976	773,298	614,494
Proceeds from redemptions and maturities of fixed maturity investments	224,417	287,031	159,796	299,680	273,223	511,448	447,941
Net settlements of derivative instruments	(31,572)	36,070	(7,611)	(14,968)	(2,063)	4,498	(5,984)
Net (purchases) sales of short-term investments	(143,417)	595,318	230,099	(519,450)	(47,352)	451,901	(445,203)
Change in cash collateral related to securities lending	14,737	161,567	(136,152)	(27,001)	(5,253)	176,304	175,693
Acquisitions, net of cash	—	—	—	(27,709)	—	—	—
Purchases of fixed assets	(9,002)	(4,240)	(5,979)	(5,759)	(5,909)	(13,242)	(11,103)
Other	9,924	40,037	24,495	60,601	10,420	49,961	33,488
Net cash provided by (used for) investing activities	160,313	(57,914)	(479,244)	(583,523)	(170,702)	102,399	(289,115)
Financing Activities
Proceeds from issuance of preferred shares, net	—	—	97,640	222,054	—	—	—
Redemption of preferred shares	—	(92,555)	—	(230,000)	—	(92,555)	—
Purchases of common shares under share repurchase program	(170,276)	(3,299)	—	—	—	(173,575)	—
Proceeds from common shares issued, net	(11,072)	(2,779)	(13,564)	(646)	(2,848)	(13,851)	(6,838)
Proceeds from borrowings	90,994	39,585	14,500	238,915	—	130,579	—
Repayments of borrowings	(272,000)	(101,000)	(25,000)	(100,000)	(50,000)	(373,000)	(72,000)
Change in cash collateral related to securities lending	(14,737)	(161,567)	136,152	27,001	5,253	(176,304)	(175,693)
Dividends paid to redeemable noncontrolling interests	(4,497)	(4,497)	(4,498)	(4,497)	(4,497)	(8,994)	(8,994)
Other	(2,133)	(2,356)	(2,616)	(7,582)	(36,680)	(4,489)	(41,698)
Preferred dividends paid	(10,403)	(10,437)	(11,105)	(12,369)	(11,349)	(20,840)	(22,567)
Net cash provided by (used for) financing activities	(394,124)	(338,905)	191,509	132,876	(100,121)	(733,029)	(327,790)
Effects of exchange rate changes on foreign currency cash and restricted cash	(12,042)	1,611	236	8,272	6,998	(10,431)	9,616
Increase (decrease) in cash and restricted cash	(149,147)	4,972	(253,330)	84,799	86,052	(144,175)	(73,754)
Cash and restricted cash, beginning of period	732,256	727,284	980,614	895,815	809,763	727,284	969,569
Cash and restricted cash, end of period	$583,109	$732,256	$727,284	$980,614	$895,815	$583,109	$895,815

Income taxes paid (received)	$3,346	$(49,857)	$3,874	$43,972	$3,224	$(46,511)	$3,935
Interest paid	$52,996	$7,861	$52,761	$6,578	$52,206	$60,857	$58,035

Net cash provided by operating activities, excluding the ‘other’ segment	$34,190	$370,261	$30,190	$440,028	$278,021	$404,451	$399,755

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the President and Chief Executive Officer of Arch Capital and the Chief Financial Officer of Arch Capital. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three core underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).

•
Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.

•
Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.

•
Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.

•
Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.

•
Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.

•
Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.

•
Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.

•
Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.

•
Other specialty: provides coverage to ceding company clients for proportional motor and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.

•
Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.

•
Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.

•
Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.

Mortgage Segment

The mortgage segment includes the Company’s U.S. and international mortgage insurance and reinsurance operations as well as government sponsored enterprise (“GSE”) credit-risk sharing transactions. Arch Mortgage Insurance Company and United Guaranty Residential Insurance Company (combined “Arch MI U.S.”) are approved as eligible mortgage insurers by Fannie Mae and Freddie Mac.

Corporate (Non-Underwriting) Segment

The corporate (non-underwriting) segment results include net investment income, other income (loss), corporate expenses, UGC transaction costs and other, amortization of intangible assets, interest expense, items related to the Company’s non-cumulative preferred shares, net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and income taxes. Such amounts exclude the results of the ‘other’ segment.

Other Segment

The ‘other’ segment includes the results of Watford Holdings Ltd. and its subsidiary Watford Re Ltd., a multi-line Bermuda reinsurance company, which was launched in March 2014. Subsidiaries of the Company act as Watford Re’s reinsurance and insurance underwriting managers while HPS Investment Partners, LLC manages Watford Re’s non-investment grade credit portfolios and the Company manages Watford Re’s investment grade portfolios, all under long term services agreements. Pursuant to generally accepted accounting principles, Watford Re is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, the Company consolidates the results of Watford Re in its consolidated financial statements, although it only owns approximately 11% of Watford Re’s common equity. Watford Re has its own management and board of directors that is responsible for its overall profitability. The portion of Watford’s earnings attributable to third party investors is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	June 30, 2018
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$769,372	$490,327	$330,990	$1,591,202	$175,175	$1,696,544
Premiums ceded	(245,265)	(136,247)	(50,867)	(432,892)	(34,589)	(397,648)
Net premiums written	524,107	354,080	280,123	1,158,310	140,586	1,298,896
Change in unearned premiums	22,342	(13,762)	10,355	18,935	18,932	37,867
Net premiums earned	546,449	340,318	290,478	1,177,245	159,518	1,336,763
Other underwriting income (loss)	—	(129)	3,315	3,186	688	3,874
Losses and loss adjustment expenses	(357,465)	(229,956)	(21,591)	(609,012)	(117,141)	(726,153)
Acquisition expenses	(90,670)	(50,142)	(27,737)	(168,549)	(34,289)	(202,838)
Other operating expenses	(92,680)	(35,678)	(38,729)	(167,087)	(9,094)	(176,181)
Underwriting income (loss)	$5,634	$24,413	$205,736	235,783	(318)	235,465

Net investment income				107,761	27,907	135,668
Net realized gains (losses)				(59,545)	(17,066)	(76,611)
Net impairment losses recognized in earnings				(470)	—	(470)
Equity in net income (loss) of investment funds accounted for using the equity method				8,472	—	8,472
Other income (loss)				3,113	—	3,113
Corporate expenses (2)				(15,604)	—	(15,604)
UGC transaction costs and other (2)				(6,908)	—	(6,908)
Amortization of intangible assets				(26,472)	—	(26,472)
Interest expense				(26,058)	(4,286)	(30,344)
Net foreign exchange gains (losses)				46,211	7,495	53,706
Income before income taxes				266,283	13,732	280,015
Income tax expense				(23,644)	(24)	(23,668)
Net income				242,639	13,708	256,347
Dividends attributable to redeemable noncontrolling interests				—	(4,585)	(4,585)
Amounts attributable to nonredeemable noncontrolling interests				—	(8,116)	(8,116)
Net income available to Arch				242,639	1,007	243,646
Preferred dividends				(10,403)	—	(10,403)
Net income available to Arch common shareholders				$232,236	$1,007	$233,243

Underwriting Ratios
Loss ratio	65.4%	67.6%	7.4%	51.7%	73.4%	54.3%
Acquisition expense ratio	16.6%	14.7%	9.5%	14.3%	21.5%	15.2%
Other operating expense ratio	17.0%	10.5%	13.3%	14.2%	5.7%	13.2%
Combined ratio	99.0%	92.8%	30.2%	80.2%	100.6%	82.7%

Net premiums written to gross premiums written	68.1%	72.2%	84.6%	72.8%	80.3%	76.6%

Total investable assets				$19,172,010	$2,647,841	$21,819,851
Total assets				28,515,604	3,337,516	31,853,120
Total liabilities				19,473,218	2,148,889	21,622,107

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘UGC transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	June 30, 2017
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$743,902	$453,186	$336,226	$1,533,142	$152,813	$1,609,659
Premiums ceded	(247,446)	(115,262)	(62,314)	(424,850)	(12,410)	(360,964)
Net premiums written	496,456	337,924	273,912	1,108,292	140,403	1,248,695
Change in unearned premiums	21,118	(23,222)	(16,068)	(18,172)	10,351	(7,821)
Net premiums earned	517,574	314,702	257,844	1,090,120	150,754	1,240,874
Other underwriting income (loss)	—	(279)	4,277	3,998	824	4,822
Losses and loss adjustment expenses	(350,939)	(207,606)	(20,694)	(579,239)	(110,621)	(689,860)
Acquisition expenses	(78,872)	(51,151)	(25,666)	(155,689)	(34,747)	(190,436)
Other operating expenses	(92,267)	(36,711)	(32,150)	(161,128)	(8,853)	(169,981)
Underwriting income (loss)	$(4,504)	$18,955	$183,611	198,062	(2,643)	195,419

Net investment income				92,520	18,604	111,124
Net realized gains (losses)				18,046	3,689	21,735
Net impairment losses recognized in earnings				(1,730)	—	(1,730)
Equity in net income (loss) of investment funds accounted for using the equity method				32,706	—	32,706
Other income (loss)				(1,994)	—	(1,994)
Corporate expenses (2)				(22,201)	—	(22,201)
UGC transaction costs and other (2)				(2,675)	—	(2,675)
Amortization of intangible assets				(30,824)	—	(30,824)
Interest expense				(25,912)	(2,837)	(28,749)
Net foreign exchange gains (losses)				(37,821)	(1,722)	(39,543)
Income before income taxes				218,177	15,091	233,268
Income tax expense				(34,169)	—	(34,169)
Net income				184,008	15,091	199,099
Dividends attributable to redeemable noncontrolling interests				—	(4,586)	(4,586)
Amounts attributable to nonredeemable noncontrolling interests				—	(9,346)	(9,346)
Net income available to Arch				184,008	1,159	185,167
Preferred dividends				(11,349)	—	(11,349)
Net income available to Arch common shareholders				$172,659	$1,159	$173,818

Underwriting Ratios
Loss ratio	67.8%	66.0%	8.0%	53.1%	73.4%	55.6%
Acquisition expense ratio	15.2%	16.3%	10.0%	14.3%	23.0%	15.3%
Other operating expense ratio	17.8%	11.7%	12.5%	14.8%	5.9%	13.7%
Combined ratio	100.8%	94.0%	30.5%	82.2%	102.3%	84.6%

Net premiums written to gross premiums written	66.7%	74.6%	81.5%	72.3%	91.9%	77.6%

Total investable assets				$19,173,709	$1,932,558	$21,106,267
Total assets				28,150,035	2,712,604	30,862,639
Total liabilities				19,374,536	1,506,024	20,880,560

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘UGC transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Six Months Ended
	June 30, 2018
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$1,592,750	$1,067,810	$652,168	$3,312,807	$389,045	$3,534,758
Premiums ceded	(492,445)	(331,977)	(97,004)	(921,505)	(68,907)	(823,318)
Net premiums written	1,100,305	735,833	555,164	2,391,302	320,138	2,711,440
Change in unearned premiums	(15,119)	(116,343)	15,556	(115,906)	(23,872)	(139,778)
Net premiums earned	1,085,186	619,490	570,720	2,275,396	296,266	2,571,662
Other underwriting income (loss)	—	1,103	6,731	7,834	1,389	9,223
Losses and loss adjustment expenses	(711,195)	(371,631)	(65,057)	(1,147,883)	(215,130)	(1,363,013)
Acquisition expenses	(175,839)	(98,461)	(54,304)	(328,604)	(65,610)	(394,214)
Other operating expenses	(184,654)	(71,249)	(77,500)	(333,403)	(17,793)	(351,196)
Underwriting income (loss)	$13,498	$79,252	$380,590	473,340	(878)	472,462

Net investment income				208,004	54,388	262,392
Net realized gains (losses)				(171,404)	(16,205)	(187,609)
Net impairment losses recognized in earnings				(632)	—	(632)
Equity in net income (loss) of investment funds accounted for using the equity method				36,541	—	36,541
Other income (loss)				3,187	—	3,187
Corporate expenses (2)				(30,086)	—	(30,086)
UGC transaction costs and other (2)				(7,738)	—	(7,738)
Amortization of intangible assets				(53,208)	—	(53,208)
Interest expense				(51,965)	(9,015)	(60,980)
Net foreign exchange gains (losses)				31,172	2,813	33,985
Income before income taxes				437,211	31,103	468,314
Income tax (expense) benefit				(45,556)	(27)	(45,583)
Net income				391,655	31,076	422,731
Dividends attributable to redeemable noncontrolling interests				—	(9,170)	(9,170)
Amounts attributable to nonredeemable noncontrolling interests				—	(19,492)	(19,492)
Net income available to Arch				391,655	2,414	394,069
Preferred dividends				(20,840)	—	(20,840)
Loss on redemption of preferred shares				(2,710)	—	(2,710)
Net income available to Arch common shareholders				$368,105	$2,414	$370,519

Underwriting Ratios
Loss ratio	65.5%	60.0%	11.4%	50.4%	72.6%	53.0%
Acquisition expense ratio	16.2%	15.9%	9.5%	14.4%	22.1%	15.3%
Other operating expense ratio	17.0%	11.5%	13.6%	14.7%	6.0%	13.7%
Combined ratio	98.7%	87.4%	34.5%	79.5%	100.7%	82.0%

Net premiums written to gross premiums written	69.1%	68.9%	85.1%	72.2%	82.3%	76.7%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘UGC transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Six Months Ended
	June 30, 2017
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$1,526,183	$928,968	$684,849	$3,139,828	$306,933	$3,267,649
Premiums ceded	(481,541)	(281,354)	(136,239)	(898,962)	(22,844)	(742,694)
Net premiums written	1,044,642	647,614	548,610	2,240,866	284,089	2,524,955
Change in unearned premiums	(21,422)	(88,061)	(46,243)	(155,726)	(11,338)	(167,064)
Net premiums earned	1,023,220	559,553	502,367	2,085,140	272,751	2,357,891
Other underwriting income (loss)	—	(585)	8,400	7,815	1,640	9,455
Losses and loss adjustment expenses	(683,580)	(313,060)	(49,759)	(1,046,399)	(196,031)	(1,242,430)
Acquisition expenses	(153,740)	(97,298)	(54,432)	(305,470)	(67,255)	(372,725)
Other operating expenses	(180,393)	(74,244)	(74,020)	(328,657)	(16,043)	(344,700)
Underwriting income (loss)	$5,507	$74,366	$332,556	412,429	(4,938)	407,491

Net investment income				188,332	40,666	228,998
Net realized gains (losses)				46,558	9,330	55,888
Net impairment losses recognized in earnings				(3,537)	—	(3,537)
Equity in net income (loss) of investment funds accounted for using the equity method				80,794	—	80,794
Other income (loss)				(2,776)	—	(2,776)
Corporate expenses (2)				(34,409)	—	(34,409)
UGC transaction costs and other (2)				(18,259)	—	(18,259)
Amortization of intangible assets				(62,118)	—	(62,118)
Interest expense				(51,668)	(5,757)	(57,425)
Net foreign exchange gains (losses)				(57,666)	(1,281)	(58,947)
Income before income taxes				497,680	38,020	535,700
Income tax (expense) benefit				(62,566)	—	(62,566)
Net income				435,114	38,020	473,134
Dividends attributable to redeemable noncontrolling interests				—	(9,170)	(9,170)
Amounts attributable to nonredeemable noncontrolling interests				—	(25,670)	(25,670)
Net income available to Arch				435,114	3,180	438,294
Preferred dividends				(22,567)	—	(22,567)
Net income available to Arch common shareholders				$412,547	$3,180	$415,727

Underwriting Ratios
Loss ratio	66.8%	55.9%	9.9%	50.2%	71.9%	52.7%
Acquisition expense ratio	15.0%	17.4%	10.8%	14.6%	24.7%	15.8%
Other operating expense ratio	17.6%	13.3%	14.7%	15.8%	5.9%	14.6%
Combined ratio	99.4%	86.6%	35.4%	80.6%	102.5%	83.1%

Net premiums written to gross premiums written	68.4%	69.7%	80.1%	71.4%	92.6%	77.3%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘UGC transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2018	2018	2017	2017	2017	2018	2017
Gross premiums written	$769,372	$823,378	$767,456	$787,447	$743,902	$1,592,750	$1,526,183
Premiums ceded	(245,265)	(247,180)	(254,589)	(222,516)	(247,446)	(492,445)	(481,541)
Net premiums written	524,107	576,198	512,867	564,931	496,456	1,100,305	1,044,642
Change in unearned premiums	22,342	(37,461)	41,766	(29,766)	21,118	(15,119)	(21,422)
Net premiums earned	546,449	538,737	554,633	535,165	517,574	1,085,186	1,023,220
Losses and loss adjustment expenses	(357,465)	(353,730)	(370,069)	(568,795)	(350,939)	(711,195)	(683,580)
Acquisition expenses	(90,670)	(85,169)	(87,261)	(82,638)	(78,872)	(175,839)	(153,740)
Other operating expenses	(92,680)	(91,974)	(88,256)	(90,875)	(92,267)	(184,654)	(180,393)
Underwriting income (loss)	$5,634	$7,864	$9,047	$(207,143)	$(4,504)	$13,498	$5,507

Underwriting Ratios
Loss ratio	65.4%	65.7%	66.7%	106.3%	67.8%	65.5%	66.8%
Acquisition expense ratio	16.6%	15.8%	15.7%	15.4%	15.2%	16.2%	15.0%
Other operating expense ratio	17.0%	17.1%	15.9%	17.0%	17.8%	17.0%	17.6%
Combined ratio	99.0%	98.6%	98.3%	138.7%	100.8%	98.7%	99.4%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	1.4%	0.2%	(1.3)%	40.1%	1.6%	0.8%	1.1%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(0.9)%	(0.3)%	(0.1)%	(0.3)%	(0.2)%	(0.6)%	(0.2)%
Combined ratio excluding catastrophic activity and prior year development (1)	98.5%	98.7%	99.7%	98.9%	99.4%	98.5%	98.5%

Net premiums written to gross premiums written	68.1%	70.0%	66.8%	71.7%	66.7%	69.1%	68.4%

(1)	See ‘Comments on Regulation G’ for further discussion.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Six Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
	2018		2018		2017		2017		2017		2018		2017
Net premiums written
Professional lines (1)	$108,298	20.7%	$119,789	20.8%	$112,987	22.0%	$120,509	21.3%	$110,784	22.3%	$228,087	20.7%	$219,252	21.0%
Programs	100,178	19.1%	96,556	16.8%	83,428	16.3%	109,805	19.4%	93,428	18.8%	196,734	17.9%	193,385	18.5%
Construction and national accounts	66,384	12.7%	98,428	17.1%	88,144	17.2%	66,053	11.7%	73,474	14.8%	164,812	15.0%	173,451	16.6%
Travel, accident and health	63,222	12.1%	80,524	14.0%	58,134	11.3%	71,386	12.6%	52,690	10.6%	143,746	13.1%	118,218	11.3%
Property, energy, marine and aviation	62,121	11.9%	52,127	9.0%	37,709	7.4%	48,396	8.6%	46,031	9.3%	114,248	10.4%	86,135	8.2%
Excess and surplus casualty (2)	40,042	7.6%	41,922	7.3%	44,604	8.7%	43,853	7.8%	45,222	9.1%	81,964	7.4%	91,054	8.7%
Lenders products	22,290	4.3%	21,984	3.8%	24,971	4.9%	25,732	4.6%	21,459	4.3%	44,274	4.0%	46,164	4.4%
Other (3)	61,572	11.7%	64,868	11.3%	62,890	12.3%	79,197	14.0%	53,368	10.7%	126,440	11.5%	116,983	11.2%
Total	$524,107	100.0%	$576,198	100.0%	$512,867	100.0%	$564,931	100.0%	$496,456	100.0%	$1,100,305	100.0%	$1,044,642	100.0%

Client location
United States	$426,145	81.3%	$456,759	79.3%	$417,731	81.5%	$456,713	80.8%	$413,537	83.3%	$882,904	80.2%	$870,116	83.3%
Europe	46,364	8.8%	75,306	13.1%	44,737	8.7%	43,984	7.8%	40,591	8.2%	121,670	11.1%	96,644	9.3%
Asia and Pacific	22,268	4.2%	21,500	3.7%	28,510	5.6%	33,406	5.9%	19,171	3.9%	43,768	4.0%	38,146	3.7%
Other	29,330	5.6%	22,633	3.9%	21,889	4.3%	30,828	5.5%	23,157	4.7%	51,963	4.7%	39,736	3.8%
Total	$524,107	100.0%	$576,198	100.0%	$512,867	100.0%	$564,931	100.0%	$496,456	100.0%	$1,100,305	100.0%	$1,044,642	100.0%

Underwriting location
United States	$415,375	79.3%	$449,994	78.1%	$408,440	79.6%	$454,274	80.4%	$404,137	81.4%	$865,369	78.6%	$852,753	81.6%
Europe	87,783	16.7%	110,976	19.3%	86,526	16.9%	94,711	16.8%	75,254	15.2%	198,759	18.1%	163,599	15.7%
Other	20,949	4.0%	15,228	2.6%	17,901	3.5%	15,946	2.8%	17,065	3.4%	36,177	3.3%	28,290	2.7%
Total	$524,107	100.0%	$576,198	100.0%	$512,867	100.0%	$564,931	100.0%	$496,456	100.0%	$1,100,305	100.0%	$1,044,642	100.0%

Net premiums earned
Professional lines (1)	$112,226	20.5%	$116,018	21.5%	$113,978	20.6%	$113,146	21.1%	$108,375	20.9%	$228,244	21.0%	$217,013	21.2%
Programs	97,333	17.8%	95,011	17.6%	97,524	17.6%	94,353	17.6%	87,582	16.9%	192,344	17.7%	172,762	16.9%
Construction and national accounts	81,784	15.0%	77,212	14.3%	88,467	16.0%	77,779	14.5%	80,848	15.6%	158,996	14.7%	158,271	15.5%
Travel, accident and health	74,754	13.7%	66,835	12.4%	69,305	12.5%	66,136	12.4%	63,436	12.3%	141,589	13.0%	121,917	11.9%
Property, energy, marine and aviation	50,840	9.3%	48,603	9.0%	47,372	8.5%	46,906	8.8%	41,423	8.0%	99,443	9.2%	79,501	7.8%
Excess and surplus casualty (2)	40,049	7.3%	46,544	8.6%	47,445	8.6%	47,852	8.9%	48,850	9.4%	86,593	8.0%	99,857	9.8%
Lenders products	23,161	4.2%	22,816	4.2%	24,883	4.5%	23,499	4.4%	24,562	4.7%	45,977	4.2%	48,661	4.8%
Other (3)	66,302	12.1%	65,698	12.2%	65,659	11.8%	65,494	12.2%	62,498	12.1%	132,000	12.2%	125,238	12.2%
Total	$546,449	100.0%	$538,737	100.0%	$554,633	100.0%	$535,165	100.0%	$517,574	100.0%	$1,085,186	100.0%	$1,023,220	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2018	2018	2017	2017	2017	2018	2017
Gross premiums written	$490,327	$577,483	$289,348	$422,083	$453,186	$1,067,810	$928,968
Premiums ceded	(136,247)	(195,730)	(79,182)	(105,389)	(115,262)	(331,977)	(281,354)
Net premiums written	354,080	381,753	210,166	316,694	337,924	735,833	647,614
Change in unearned premiums	(13,762)	(102,581)	49,329	6,879	(23,222)	(116,343)	(88,061)
Net premiums earned	340,318	279,172	259,495	323,573	314,702	619,490	559,553
Other underwriting income	(129)	1,232	10,193	1,728	(279)	1,103	(585)
Losses and loss adjustment expenses	(229,956)	(141,675)	(142,254)	(318,609)	(207,606)	(371,631)	(313,060)
Acquisition expenses	(50,142)	(48,319)	(66,612)	(57,340)	(51,151)	(98,461)	(97,298)
Other operating expenses	(35,678)	(35,571)	(36,205)	(36,214)	(36,711)	(71,249)	(74,244)
Underwriting income (loss)	$24,413	$54,839	$24,617	$(86,862)	$18,955	$79,252	$74,366

Underwriting Ratios
Loss ratio	67.6%	50.7%	54.8%	98.5%	66.0%	60.0%	55.9%
Acquisition expense ratio	14.7%	17.3%	25.7%	17.7%	16.3%	15.9%	17.4%
Other operating expense ratio	10.5%	12.7%	14.0%	11.2%	11.7%	11.5%	13.3%
Combined ratio	92.8%	80.7%	94.5%	127.4%	94.0%	87.4%	86.6%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	2.2%	0.3%	3.0%	41.2%	5.2%	1.3%	4.7%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(9.4)%	(13.0)%	(11.7)%	(10.7)%	(12.3)%	(11.0)%	(17.6)%
Combined ratio excluding catastrophic activity and prior year development (1)	100.0%	93.4%	103.2%	96.9%	101.1%	97.1%	99.5%

Net premiums written to gross premiums written	72.2%	66.1%	72.6%	75.0%	74.6%	68.9%	69.7%

(1)	See ‘Comments on Regulation G’ for further discussion.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Six Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
	2018		2018		2017		2017		2017		2018		2017
Net premiums written
Other specialty (1)	$155,081	43.8%	$138,992	36.4%	$88,067	41.9%	$101,400	32.0%	$155,328	46.0%	$294,073	40.0%	$269,746	41.7%
Casualty (2)	68,113	19.2%	130,176	34.1%	53,309	25.4%	113,446	35.8%	63,054	18.7%	198,289	26.9%	173,674	26.8%
Property excluding property catastrophe (3)	77,876	22.0%	85,170	22.3%	35,248	16.8%	63,943	20.2%	69,115	20.5%	163,046	22.2%	144,502	22.3%
Property catastrophe	35,045	9.9%	7,632	2.0%	12,382	5.9%	28,123	8.9%	37,127	11.0%	42,677	5.8%	29,650	4.6%
Marine and aviation	10,061	2.8%	10,012	2.6%	12,249	5.8%	2,037	0.6%	8,932	2.6%	20,073	2.7%	18,473	2.9%
Other (4)	7,904	2.2%	9,771	2.6%	8,911	4.2%	7,745	2.4%	4,368	1.3%	17,675	2.4%	11,569	1.8%
Total	$354,080	100.0%	$381,753	100.0%	$210,166	100.0%	$316,694	100.0%	$337,924	100.0%	$735,833	100.0%	$647,614	100.0%

Pro rata	$212,858	60.1%	$152,165	39.9%	$171,837	81.8%	$206,948	65.3%	$200,893	59.4%	$365,023	49.6%	$329,909	50.9%
Excess of loss	141,222	39.9%	229,588	60.1%	38,329	18.2%	109,746	34.7%	137,031	40.6%	370,810	50.4%	317,705	49.1%
Total	$354,080	100.0%	$381,753	100.0%	$210,166	100.0%	$316,694	100.0%	$337,924	100.0%	$735,833	100.0%	$647,614	100.0%

Client location
United States	$136,249	38.5%	$123,638	32.4%	$88,626	42.2%	$122,863	38.8%	$114,481	33.9%	$259,887	35.3%	$227,740	35.2%
Europe	142,667	40.3%	201,175	52.7%	89,122	42.4%	95,197	30.1%	139,479	41.3%	343,842	46.7%	282,431	43.6%
Bermuda	13,903	3.9%	15,150	4.0%	1,044	0.5%	49,982	15.8%	24,869	7.4%	29,053	3.9%	37,978	5.9%
Asia and Pacific	37,635	10.6%	18,445	4.8%	5,938	2.8%	30,531	9.6%	31,237	9.2%	56,080	7.6%	49,664	7.7%
Other	23,626	6.7%	23,345	6.1%	25,436	12.1%	18,121	5.7%	27,858	8.2%	46,971	6.4%	49,801	7.7%
Total	$354,080	100.0%	$381,753	100.0%	$210,166	100.0%	$316,694	100.0%	$337,924	100.0%	$735,833	100.0%	$647,614	100.0%

Underwriting location
Bermuda	$145,568	41.1%	$78,714	20.6%	$61,474	29.3%	$111,422	35.2%	$135,602	40.1%	$224,282	30.5%	$177,785	27.5%
United States	100,271	28.3%	115,612	30.3%	76,611	36.5%	102,504	32.4%	102,692	30.4%	215,883	29.3%	220,264	34.0%
Europe and other	108,241	30.6%	187,427	49.1%	72,081	34.3%	102,768	32.5%	99,630	29.5%	295,668	40.2%	249,565	38.5%
Total	$354,080	100.0%	$381,753	100.0%	$210,166	100.0%	$316,694	100.0%	$337,924	100.0%	$735,833	100.0%	$647,614	100.0%

Net premiums earned
Other specialty (1)	$149,648	44.0%	$103,717	37.2%	$100,946	38.9%	$96,090	29.7%	$141,565	45.0%	$253,365	40.9%	$211,530	37.8%
Casualty (2)	85,009	25.0%	69,372	24.8%	70,996	27.4%	117,255	36.2%	79,903	25.4%	154,381	24.9%	152,871	27.3%
Property excluding property catastrophe (3)	70,849	20.8%	68,754	24.6%	57,668	22.2%	65,049	20.1%	62,884	20.0%	139,603	22.5%	132,736	23.7%
Property catastrophe	15,716	4.6%	18,387	6.6%	11,325	4.4%	30,039	9.3%	15,759	5.0%	34,103	5.5%	31,936	5.7%
Marine and aviation	10,089	3.0%	9,389	3.4%	9,937	3.8%	6,801	2.1%	9,986	3.2%	19,478	3.1%	19,476	3.5%
Other (4)	9,007	2.6%	9,553	3.4%	8,623	3.3%	8,339	2.6%	4,605	1.5%	18,560	3.0%	11,004	2.0%
Total	$340,318	100.0%	$279,172	100.0%	$259,495	100.0%	$323,573	100.0%	$314,702	100.0%	$619,490	100.0%	$559,553	100.0%

Pro rata	$203,632	59.8%	$163,996	58.7%	$153,536	59.2%	$188,874	58.4%	$181,988	57.8%	$367,628	59.3%	$315,080	56.3%
Excess of loss	136,686	40.2%	115,176	41.3%	105,959	40.8%	134,699	41.6%	132,714	42.2%	251,862	40.7%	244,473	43.7%
Total	$340,318	100.0%	$279,172	100.0%	$259,495	100.0%	$323,573	100.0%	$314,702	100.0%	$619,490	100.0%	$559,553	100.0%
(1)    Includes proportional motor, surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and other.        (3)  Includes facultative business.
(2)      Includes executive assurance, professional liability, workers’ compensation, excess motor, healthcare and other.                (4) Includes life, casualty clash and other.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2018	2018	2017	2017	2017	2018	2017
Gross premiums written	$330,990	$321,178	$335,338	$347,951	$336,226	$652,168	$684,849
Premiums ceded	(50,867)	(46,137)	(62,657)	(57,900)	(62,314)	(97,004)	(136,239)
Net premiums written	280,123	275,041	272,681	290,051	273,912	555,164	548,610
Change in unearned premiums	10,355	5,201	7,600	(15,533)	(16,068)	15,556	(46,243)
Net premiums earned	290,478	280,242	280,281	274,518	257,844	570,720	502,367
Other underwriting income (1)	3,315	3,416	3,738	3,599	4,277	6,731	8,400
Losses and loss adjustment expenses	(21,591)	(43,466)	(49,762)	(35,156)	(20,694)	(65,057)	(49,759)
Acquisition expenses	(27,737)	(26,567)	(24,363)	(21,803)	(25,666)	(54,304)	(54,432)
Other operating expenses	(38,729)	(38,771)	(37,546)	(34,770)	(32,150)	(77,500)	(74,020)
Underwriting income	$205,736	$174,854	$172,348	$186,388	$183,611	$380,590	$332,556

Underwriting Ratios
Loss ratio	7.4%	15.5%	17.8%	12.8%	8.0%	11.4%	9.9%
Acquisition expense ratio	9.5%	9.5%	8.7%	7.9%	10.0%	9.5%	10.8%
Other operating expense ratio	13.3%	13.8%	13.4%	12.7%	12.5%	13.6%	14.7%
Combined ratio	30.2%	38.8%	39.9%	33.4%	30.5%	34.5%	35.4%

Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(8.0)%	(4.6)%	(7.2)%	(7.8)%	(11.5)%	(6.4)%	(10.6)%
Combined ratio excluding prior year development (2)	38.2%	43.4%	47.1%	41.2%	42.0%	40.9%	46.0%

Net premiums written to gross premiums written	84.6%	85.6%	81.3%	83.4%	81.5%	85.1%	80.1%

Net premiums written by client location
United States	$254,966	$246,548	$248,817	$262,028	$253,456	$501,514	$494,592
Other	25,157	28,493	23,864	28,023	20,456	53,650	54,018
Total	$280,123	$275,041	$272,681	$290,051	$273,912	$555,164	$548,610
United States %	91.0%	89.6%	91.2%	90.3%	92.5%	90.3%	90.2%
Other %	9.0%	10.4%	8.8%	9.7%	7.5%	9.7%	9.8%

Net premiums written by underwriting location
United States	$229,715	$221,177	$223,887	$235,447	$227,266	$450,892	$443,995
Other	50,408	53,864	48,794	54,604	46,646	104,272	104,615
Total	$280,123	$275,041	$272,681	$290,051	$273,912	$555,164	$548,610
United States %	82.0%	80.4%	82.1%	81.2%	83.0%	81.2%	80.9%
Other %	18.0%	19.6%	17.9%	18.8%	17.0%	18.8%	19.1%

(1)     Primarily related to income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.
(2)    See ‘Comments on Regulation G’ for further discussion.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	June 30, 2018		March 31, 2018		December 31, 2017		September 30, 2017		June 30, 2017
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$262,889	73.1%	$255,092	72.9%	$253,914	72.2%	$250,375	72.3%	$244,235	73.4%
Mortgage reinsurance	26,302	7.3%	27,531	7.9%	28,017	8.0%	26,869	7.8%	26,120	7.8%
Other (2)	70,677	19.6%	67,252	19.2%	69,905	19.9%	68,925	19.9%	62,503	18.8%
Total	$359,868	100.0%	$349,875	100.0%	$351,836	100.0%	$346,169	100.0%	$332,858	100.0%
Risk In Force (RIF) (3)
U.S. primary mortgage insurance	$67,271	92.4%	$65,235	92.2%	$64,904	92.3%	$64,005	92.5%	$62,362	92.6%
Mortgage reinsurance	2,282	3.1%	2,383	3.4%	2,473	3.5%	2,433	3.5%	2,453	3.6%
Other (2)	3,237	4.4%	3,117	4.4%	2,921	4.2%	2,742	4.0%	2,517	3.7%
Total	$72,790	100.0%	$70,735	100.0%	$70,298	100.0%	$69,180	100.0%	$67,332	100.0%

Supplemental disclosures for U.S. primary mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$39,038	58.0%	$37,974	58.2%	$37,794	58.2%	$37,297	58.3%	$36,378	58.3%
680-739	22,325	33.2%	21,438	32.9%	21,213	32.7%	20,822	32.5%	20,122	32.3%
620-679	5,235	7.8%	5,117	7.8%	5,159	7.9%	5,178	8.1%	5,118	8.2%
<620	673	1.0%	706	1.1%	738	1.1%	708	1.1%	744	1.2%
Total	$67,271	100.0%	$65,235	100.0%	$64,904	100.0%	$64,005	100.0%	$62,362	100.0%
Weighted average FICO score	743		743		743		743		743

Total RIF by Loan-To-Value (LTV):
95.01% and above	$6,915	10.3%	$6,441	9.9%	$6,337	9.8%	$6,175	9.6%	$5,983	9.6%
90.01% to 95.00%	37,488	55.7%	36,387	55.8%	36,174	55.7%	35,703	55.8%	34,718	55.7%
85.01% to 90.00%	19,904	29.6%	19,490	29.9%	19,482	30.0%	19,247	30.1%	18,810	30.2%
85.00% and below	2,964	4.4%	2,917	4.5%	2,911	4.5%	2,880	4.5%	2,851	4.6%
Total	$67,271	100.0%	$65,235	100.0%	$64,904	100.0%	$64,005	100.0%	$62,362	100.0%
Weighted average LTV	92.9%		92.9%		92.9%		92.9%		92.8%

Total RIF by State:
Texas	$5,260	7.8%	$5,164	7.9%	$5,151	7.9%	$5,120	8.0%	$5,075	8.1%
California	4,066	6.0%	3,859	5.9%	3,803	5.9%	3,671	5.7%	3,524	5.7%
Florida	3,186	4.7%	2,977	4.6%	2,881	4.4%	2,764	4.3%	2,622	4.2%
Virginia	2,844	4.2%	2,786	4.3%	2,773	4.3%	2,743	4.3%	2,691	4.3%
North Carolina	2,456	3.7%	2,420	3.7%	2,410	3.7%	2,378	3.7%	2,346	3.8%
Georgia	2,453	3.6%	2,358	3.6%	2,331	3.6%	2,293	3.6%	2,239	3.6%
Illinois	2,351	3.5%	2,252	3.5%	2,229	3.4%	2,200	3.4%	2,157	3.5%
Maryland	2,298	3.4%	2,244	3.4%	2,234	3.4%	2,209	3.5%	2,160	3.5%
Washington	2,297	3.4%	2,261	3.5%	2,294	3.5%	2,312	3.6%	2,311	3.7%
Minnesota	2,268	3.4%	2,172	3.3%	2,165	3.3%	2,138	3.3%	2,072	3.3%
Others	37,792	56.2%	36,742	56.3%	36,633	56.4%	36,177	56.5%	35,165	56.4%
Total	$67,271	100.0%	$65,235	100.0%	$64,904	100.0%	$64,005	100.0%	$62,362	100.0%

Weighted average coverage (end of period RIF divided by IIF)	25.6%		25.6%		25.6%		25.6%		25.5%
U.S. mortgage insurance total RIF, net of reinsurance (4)	$52,167		$49,921		$49,100		$47,980		$45,774
Analysts’ persistency (5)	81.7%		81.7%		81.8%		80.2%		78.1%
Risk-to-capital ratio -- Arch MI U.S. (6)	11.6:1		10.5:1		10.8:1		11.7:1		12.0:1
PMIER sufficiency ratio -- Arch MI U.S. (7)	134%		133%		129%		122%		122%

(1)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.         (4)    Total RIF for the U.S. mortgage insurance operations (see note 3) after external reinsurance.

(2)	Includes GSE credit risk-sharing transactions and international insurance business. (5) Represents the % of IIF at the beginning of a 12-month period that remained in force at the end of the period.

(3)
The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied    (6)    Represents total current (non-delinquent) RIF, net of reinsurance, divided by total statutory capital

by the insurance coverage percentage specified in the policy for insurance policies issued and        (estimate for June 30, 2018).
after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions.        (7)    Calculated as available assets divided by required assets as defined within PMIERs (estimate for June 30, 2018).

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	June 30, 2018		March 31, 2018		December 31, 2017		September 30, 2017		June 30, 2017
Supplemental disclosures for U.S. primary mortgage insurance:
Total new insurance written (NIW) (1)	$19,944		$11,373		$14,391		$17,683		$17,303

Total NIW by credit quality (FICO score):
>=740	$11,308	56.7%	$6,612	58.1%	$8,278	57.5%	$10,063	56.9%	$9,814	56.7%
680-739	7,182	36.0%	4,042	35.5%	5,148	35.8%	6,357	35.9%	6,274	36.3%
620-679	1,454	7.3%	719	6.3%	965	6.7%	1,263	7.1%	1,215	7.0%
Total	$19,944	100.0%	$11,373	100.0%	$14,391	100.0%	$17,683	100.0%	$17,303	100.0%

Total NIW by LTV:
95.01% and above	$2,835	14.2%	$1,262	11.1%	$1,525	10.6%	$1,757	9.9%	$1,700	9.8%
90.01% to 95.00%	9,205	46.2%	5,136	45.2%	6,488	45.1%	8,406	47.5%	8,372	48.4%
85.01% to 90.00%	5,910	29.6%	3,643	32.0%	4,633	32.2%	5,668	32.1%	5,462	31.6%
85.01% and below	1,994	10.0%	1,332	11.7%	1,745	12.1%	1,852	10.5%	1,769	10.2%
Total	$19,944	100.0%	$11,373	100.0%	$14,391	100.0%	$17,683	100.0%	$17,303	100.0%

Total NIW monthly vs. single:
Monthly	$18,814	94.3%	$10,390	91.4%	$12,763	88.7%	$15,392	87.0%	$14,832	85.7%
Single	1,130	5.7%	983	8.6%	1,628	11.3%	2,291	13.0%	2,471	14.3%
Total	$19,944	100.0%	$11,373	100.0%	$14,391	100.0%	$17,683	100.0%	$17,303	100.0%

Total NIW purchase vs. refinance:
Purchase	$18,871	94.6%	$10,288	90.5%	$13,007	90.4%	$16,460	93.1%	$16,063	92.8%
Refinance	1,073	5.4%	1,085	9.5%	1,384	9.6%	1,223	6.9%	1,240	7.2%
Total	$19,944	100.0%	$11,373	100.0%	$14,391	100.0%	$17,683	100.0%	$17,303	100.0%

Ending number of policies in force (PIF) (3)	1,239,565		1,214,539		1,213,382		1,202,619		1,183,659

Rollforward of insured loans in default:
Beginning delinquent number of loans	24,062		27,068		23,770		23,903		26,234
Plus: new notices (4)	8,152		9,640		14,097		9,028		8,858
Less: cures	(10,273)		(11,592)		(9,737)		(7,891)		(9,078)
Less: paid claims	(904)		(1,054)		(1,062)		(1,270)		(2,111)
Ending delinquent number of loans (3) (4)	21,037		24,062		27,068		23,770		23,903

Ending percentage of loans in default (3) (4)	1.70%		1.98%		2.23%		1.98%		2.02%

Losses:
Number of claims paid	904		1,054		1,062		1,270		2,111
Total paid claims (in thousands)	$35,889		$47,645		$49,769		$59,832		$85,539
Average per claim (in thousands)	$39.7		$45.2		$46.9		$47.1		$40.5
Severity (2)	97.9%		105.2%		103.2%		103.5%		104.4%

Average reserve per default (in thousands)	$19.3		$18.3		$16.5		$19.3		$20.4

(1)    The original principal balance of all loans that received coverage during the period.
(2)    Represents total paid claims divided by RIF of loans for which claims were paid.
(3)    Includes first lien primary and pool policies.

(4)	There were no incremental new notices in the 2018 second quarter and 1,300 ending delinquent loans at June 30, 2018 from areas impacted by the 2017 third quarter hurricanes.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

Supplemental disclosures for U.S. primary mortgage insurance:

(U.S. Dollars in millions)	June 30, 2018						December 31, 2017
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2008 and prior	76.7%	$23,538	9.0%	5,335	7.9%	8.76%	79.8%	$26,140	10.3%	6,003	9.2%	10.24%
2009	0.6%	889	0.3%	207	0.3%	2.73%	0.7%	1,072	0.4%	253	0.4%	2.94%
2010	0.6%	806	0.3%	220	0.3%	2.22%	0.6%	1,089	0.4%	295	0.5%	2.31%
2011	0.9%	3,201	1.2%	879	1.3%	1.29%	1.0%	3,828	1.5%	1,046	1.6%	1.37%
2012	1.7%	11,398	4.3%	3,135	4.7%	0.71%	1.7%	13,247	5.2%	3,629	5.6%	0.75%
2013	3.7%	19,175	7.3%	5,300	7.9%	0.83%	3.7%	21,840	8.6%	5,996	9.2%	0.95%
2014	2.7%	20,352	7.7%	5,473	8.1%	0.92%	2.7%	22,884	9.0%	6,112	9.4%	1.10%
2015	3.4%	37,664	14.3%	9,792	14.6%	0.60%	3.2%	41,991	16.5%	10,828	16.7%	0.77%
2016	6.1%	57,643	21.9%	14,645	21.8%	0.65%	4.8%	62,020	24.4%	15,643	24.1%	0.80%
2017	3.5%	57,325	21.8%	14,502	21.6%	0.34%	1.7%	59,803	23.6%	15,099	23.3%	0.35%
2018	0.1%	30,898	11.8%	7,783	11.6%	0.03%
Total	100.0%	$262,889	100.0%	$67,271	100.0%	1.70%	100.0%	$253,914	100.0%	$64,904	100.0%	2.23%

(1)	Total reserves for losses and loss adjustment expenses, net of recoverables, was $451.2 million at June 30, 2018, compared to $477.1 million at December 31, 2017.

(2)	The aggregate dollar amount of each insured mortgage loan’s current principal balance.

(3)
The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

21

Arch Capital Group Ltd. and Subsidiaries
Segment Information - Consolidated Excluding the 'Other' Segment (Sub-Total (Core))

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2018	2018	2017	2017	2017	2018	2017
Gross premiums written	$1,591,202	$1,721,605	$1,391,247	$1,557,179	$1,533,142	$3,312,807	$3,139,828
Premiums ceded	(432,892)	(488,613)	(395,533)	(385,503)	(424,850)	(921,505)	(898,962)
Net premiums written	1,158,310	1,232,992	995,714	1,171,676	1,108,292	2,391,302	2,240,866
Change in unearned premiums	18,935	(134,841)	98,695	(38,420)	(18,172)	(115,906)	(155,726)
Net premiums earned	1,177,245	1,098,151	1,094,409	1,133,256	1,090,120	2,275,396	2,085,140
Other underwriting income	3,186	4,648	13,931	5,327	3,998	7,834	7,815
Losses and loss adjustment expenses	(609,012)	(538,871)	(562,085)	(922,560)	(579,239)	(1,147,883)	(1,046,399)
Acquisition expenses	(168,549)	(160,055)	(178,236)	(161,781)	(155,689)	(328,604)	(305,470)
Other operating expenses	(167,087)	(166,316)	(162,007)	(161,859)	(161,128)	(333,403)	(328,657)
Underwriting income (loss)	$235,783	$237,557	$206,012	$(107,617)	$198,062	$473,340	$412,429

Underwriting Ratios
Loss ratio	51.7%	49.1%	51.4%	81.4%	53.1%	50.4%	50.2%
Acquisition expense ratio	14.3%	14.6%	16.3%	14.3%	14.3%	14.4%	14.6%
Other operating expense ratio	14.2%	15.1%	14.8%	14.3%	14.8%	14.7%	15.8%
Combined ratio	80.2%	78.8%	82.5%	110.0%	82.2%	79.5%	80.6%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	1.3%	0.2%	0.1%	30.7%	2.3%	0.7%	1.8%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(5.1)%	(4.6)%	(4.6)%	(5.1)%	(6.4)%	(4.9)%	(7.4)%
Combined ratio excluding catastrophic activity and prior year development (1)	84.0%	83.2%	87.0%	84.4%	86.3%	83.7%	86.2%

Net premiums written to gross premiums written	72.8%	71.6%	71.6%	75.2%	72.3%	72.2%	71.4%

(1)	See ‘Comments on Regulation G’ for further discussion.

22

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2018	2018	2017	2017	2017	2018	2017
Components of losses and loss adjustment expenses incurred (1)
Paid losses and loss adjustment expenses	$567,915	$496,445	$606,662	$577,726	$521,463	$1,064,360	$986,405
Change in unpaid losses and loss adjustment expenses	41,097	42,426	(44,577)	344,834	57,776	83,523	59,994
Total losses and loss adjustment expenses	$609,012	$538,871	$562,085	$922,560	$579,239	$1,147,883	$1,046,399

Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments (1)
Net impact on underwriting results:
Insurance	$(5,104)	$(1,506)	$(334)	$(1,631)	$(784)	$(6,610)	$(2,058)
Reinsurance	(31,882)	(36,158)	(30,452)	(34,731)	(38,720)	(68,040)	(98,428)
Mortgage	(23,314)	(12,977)	(20,102)	(21,518)	(29,779)	(36,291)	(53,340)
Total	$(60,300)	$(50,641)	$(50,888)	$(57,880)	$(69,283)	$(110,941)	$(153,826)
Impact on losses and loss adjustment expenses:
Insurance	$(6,058)	$(2,110)	$(1,474)	$(3,041)	$(1,977)	$(8,168)	$(4,117)
Reinsurance	(33,022)	(36,541)	(32,136)	(36,521)	(39,535)	(69,563)	(96,783)
Mortgage	(23,333)	(12,977)	(20,102)	(21,514)	(29,798)	(36,310)	(53,359)
Total	$(62,413)	$(51,628)	$(53,712)	$(61,076)	$(71,310)	$(114,041)	$(154,259)
Impact on acquisition expenses:
Insurance	$954	$604	$1,140	$1,410	$1,193	$1,558	$2,059
Reinsurance	1,140	383	1,684	1,790	815	1,523	(1,645)
Mortgage	19	—	—	(4)	19	19	19
Total	$2,113	$987	$2,824	$3,196	$2,027	$3,100	$433
Impact on combined ratio:
Insurance	(0.9)%	(0.3)%	(0.1)%	(0.3)%	(0.2)%	(0.6)%	(0.2)%
Reinsurance	(9.4)%	(13.0)%	(11.7)%	(10.7)%	(12.3)%	(11.0)%	(17.6)%
Mortgage	(8.0)%	(4.6)%	(7.2)%	(7.8)%	(11.5)%	(6.4)%	(10.6)%
Total	(5.1)%	(4.6)%	(4.6)%	(5.1)%	(6.4)%	(4.9)%	(7.4)%
Impact on loss ratio:
Insurance	(1.1)%	(0.4)%	(0.3)%	(0.6)%	(0.4)%	(0.8)%	(0.4)%
Reinsurance	(9.7)%	(13.1)%	(12.4)%	(11.3)%	(12.6)%	(11.2)%	(17.3)%
Mortgage	(8.0)%	(4.6)%	(7.2)%	(7.8)%	(11.5)%	(6.4)%	(10.6)%
Total	(5.3)%	(4.7)%	(4.9)%	(5.4)%	(6.5)%	(5.0)%	(7.4)%
Impact on acquisition expense ratio:
Insurance	0.2%	0.1%	0.2%	0.3%	0.2%	0.2%	0.2%
Reinsurance	0.3%	0.1%	0.7%	0.6%	0.3%	0.2%	(0.3)%
Mortgage	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Total	0.2%	0.1%	0.3%	0.3%	0.1%	0.1%	0.0%

Estimated net losses incurred from current accident year catastrophic events (2)
Insurance	$7,558	$1,029	$(7,025)	$214,462	$8,475	$8,587	$10,969
Reinsurance	7,388	975	7,790	133,355	16,367	8,363	26,219
Total	$14,946	$2,004	$765	$347,817	$24,842	$16,950	$37,188
Impact on combined ratio:
Insurance	1.4%	0.2%	(1.3)%	40.1%	1.6%	0.8%	1.1%
Reinsurance	2.2%	0.3%	3.0%	41.2%	5.2%	1.3%	4.7%
Total	1.3%	0.2%	0.1%	30.7%	2.3%	0.7%	1.8%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
Equals estimated losses from catastrophic events occurring in the current accident year, net of reinsurance and reinstatement premiums. Amounts shown for the insurance segment are for named catastrophic events only. Amounts shown for the reinsurance segment include (i) named events with over $5 million of losses incurred by its Bermuda and Europe operations and (ii) all catastrophe losses incurred by its U.S. operations. Amounts not applicable for the mortgage segment.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

The following table summarizes the Company’s investable assets and portfolio metrics (1):

(U.S. Dollars in thousands)	June 30,		March 31,		December 31,		September 30,		June 30,
	2018		2018		2017		2017		2017
Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$13,849,812	72.2%	$14,145,765	71.5%	$13,876,003	70.4%	$13,792,903	70.0%	$13,671,011	71.3%
Fixed maturities—fair value option (3)	374,708	2.0%	457,317	2.3%	465,822	2.4%	413,611	2.1%	408,413	2.1%
Fixed maturities pledged under securities lending agreements, at fair value	218,471	1.1%	350,365	1.8%	456,388	2.3%	524,748	2.7%	603,268	3.1%
Total fixed maturities	14,442,991	75.3%	14,953,447	75.6%	14,798,213	75.1%	14,731,262	74.8%	14,682,692	76.6%

Equity securities, at fair value	471,473	2.5%	543,650	2.7%	495,804	2.5%	477,143	2.4%	461,017	2.4%
Equity securities—fair value option (3)	62,080	0.3%	69,267	0.3%	71,707	0.4%	65,420	0.3%	61,906	0.3%
Equity securities pledged under securities lending agreements, at fair value	11,593	0.1%	7,787	0.0%	8,529	0.0%	3,464	0.0%	6,853	0.0%
Total equity securities	545,146	2.8%	620,704	3.1%	576,040	2.9%	546,027	2.8%	529,776	2.8%

Other investments available for sale, at fair value	—	0.0%	—	0.0%	264,989	1.3%	260,339	1.3%	248,661	1.3%
Other investments—fair value option (3)	1,266,327	6.6%	1,239,063	6.3%	1,211,971	6.1%	1,236,192	6.3%	1,175,234	6.1%
Total other investments	1,266,327	6.6%	1,239,063	6.3%	1,476,960	7.5%	1,496,531	7.6%	1,423,895	7.4%

Investments accounted for using the equity method (4)	1,428,582	7.5%	1,394,548	7.0%	1,041,322	5.3%	962,574	4.9%	948,856	4.9%

Short-term investments available for sale, at fair value	1,096,798	5.7%	967,389	4.9%	1,469,042	7.5%	1,646,036	8.4%	914,356	4.8%
Short-term investments—fair value option (3)	23,179	0.1%	22,098	0.1%	40,671	0.2%	77,045	0.4%	52,419	0.3%
Total short-term investments	1,119,977	5.8%	989,487	5.0%	1,509,713	7.7%	1,723,081	8.7%	966,775	5.0%

Cash	480,984	2.5%	626,838	3.2%	551,696	2.8%	805,210	4.1%	676,391	3.5%

Securities transactions entered into but not settled at the balance sheet date	(111,997)	(0.6)%	(33,289)	(0.2)%	(237,523)	(1.2)%	(568,498)	(2.9)%	(54,676)	(0.3)%
Total investable assets held by the Company	$19,172,010	100.0%	$19,790,798	100.0%	$19,716,421	100.0%	$19,696,187	100.0%	$19,173,709	100.0%

Average effective duration (in years)	2.89		2.60		2.83		3.14		3.41
Average S&P/Moody’s credit ratings (5)	AA/Aa2		AA-/Aa3		AA-/Aa2		AA/Aa2		AA/Aa2
Embedded book yield (before investment expenses)	2.64%		2.50%		2.32%		2.20%		2.27%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results. Such amounts are summarized as follows:

Investable assets in ‘other’ segment:
Cash	$45,644	$54,053	$54,503	$57,151	$63,929
Investments accounted for using the fair value option	2,385,317	2,331,394	2,426,066	2,457,366	2,129,436
Fixed maturities available for sale, at fair value	279,177	203,176	—	—	—
Equity securities, at fair value	63,009	—	—	—	—
Securities sold but not yet purchased	(24,529)	(63,110)	(34,375)	(72,682)	(69,273)
Securities transactions entered into but not settled at the balance sheet date	(100,777)	(32,218)	(6,127)	(137,014)	(191,534)
Total investable assets included in ‘other’ segment	$2,647,841	$2,493,295	$2,440,067	$2,304,821	$1,932,558

(2)    This table excludes the collateral received and reinvested and includes the securities pledged under securities lending agreements, at fair value.
(3)    Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(4)
Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.

(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2018	2018	2017	2017	2017	2018	2017
Composition of net investment income (1):
Fixed maturities	$98,968	$92,438	$85,855	$84,602	$83,656	$191,406	$166,437
Equity securities (dividends)	4,232	2,750	2,551	3,210	3,976	6,982	6,942
Short-term investments	4,225	3,949	3,719	2,514	1,669	8,174	3,110
Other (2)	19,242	19,229	22,019	18,238	18,298	38,471	39,532
Gross investment income	126,667	118,366	114,144	108,564	107,599	245,033	216,021
Investment expenses	(18,906)	(18,123)	(14,531)	(14,437)	(15,079)	(37,029)	(27,689)
Net investment income	$107,761	$100,243	$99,613	$94,127	$92,520	$208,004	$188,332
Per share	$0.26	$0.24	$0.24	$0.23	$0.22	$0.50	$0.45

Investment income yield, at amortized cost (1) (3):
Pre-tax	2.32%	2.13%	2.08%	2.00%	2.04%	2.23%	2.10%
After-tax	2.12%	1.94%	1.89%	1.74%	1.81%	2.03%	1.86%

Total return (1) (4):
Including effects of foreign exchange	(0.19)%	(0.32)%	0.79%	1.60%	1.63%	(0.51)%	3.37%
Excluding effects of foreign exchange	0.33%	(0.40)%	0.71%	1.26%	1.29%	(0.08)%	2.94%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Amounts include dividends and other distributions on investment funds, term loan investments funds held balances, cash balances and other.

(3)
Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.

(4)
Includes net investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains or losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At June 30, 2018
Corporates	$5,751,032	$7,172	$(103,100)	$(95,928)	$5,846,960	98.4%	39.8%
U.S. government and government agencies	2,690,035	6,188	(19,249)	(13,061)	2,703,096	99.5%	18.6%
Municipal bonds	1,409,180	7,371	(22,045)	(14,674)	1,423,854	99.0%	9.8%
Non-U.S. government securities	1,682,039	16,978	(26,390)	(9,412)	1,691,451	99.4%	11.6%
Asset-backed securities	1,821,748	3,309	(16,551)	(13,242)	1,834,990	99.3%	12.6%
Commercial mortgage-backed securities	590,198	776	(13,222)	(12,446)	602,644	97.9%	4.1%
Residential mortgage-backed securities	498,759	1,699	(4,742)	(3,043)	501,802	99.4%	3.5%
Total	$14,442,991	$43,493	$(205,299)	$(161,806)	$14,604,797	98.9%	100.0%

At December 31, 2017
Corporates	$4,787,272	$30,943	$(32,340)	$(1,397)	$4,788,669	100.0%	32.4%
U.S. government and government agencies	3,484,257	2,188	(28,769)	(26,581)	3,510,838	99.2%	23.5%
Municipal bonds	2,158,840	20,285	(12,308)	7,977	2,150,863	100.4%	14.6%
Non-U.S. government securities	1,704,337	48,764	(17,321)	31,443	1,672,894	101.9%	11.5%
Asset-backed securities	1,788,766	5,147	(8,614)	(3,467)	1,792,233	99.8%	12.1%
Commercial mortgage-backed securities	545,817	2,131	(4,268)	(2,137)	547,954	99.6%	3.7%
Residential mortgage-backed securities	328,924	1,640	(2,561)	(921)	329,845	99.7%	2.2%
Total	$14,798,213	$111,098	$(106,181)	$4,917	$14,793,296	100.0%	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	June 30,		March 31,		December 31,		September 30,		June 30,
	2018		2018		2017		2017		2017
Credit quality distribution of total fixed maturities (2) (3):
U.S. government and government agencies (4)	$3,196,856	22.1%	$3,280,853	21.9%	$3,771,835	25.5%	$4,040,392	27.4%	$3,710,580	25.3%
AAA	3,897,441	27.0%	4,076,660	27.3%	4,080,808	27.6%	4,048,800	27.5%	4,094,499	27.9%
AA	2,139,794	14.8%	2,211,254	14.8%	2,440,864	16.5%	2,406,692	16.3%	2,572,277	17.5%
A	3,114,115	21.6%	3,079,753	20.6%	2,470,936	16.7%	2,285,336	15.5%	2,358,636	16.1%
BBB	1,373,644	9.5%	1,426,818	9.5%	1,157,136	7.8%	1,110,089	7.5%	1,123,667	7.7%
BB	240,114	1.7%	312,169	2.1%	313,286	2.1%	291,798	2.0%	281,402	1.9%
B	185,066	1.3%	249,346	1.7%	254,011	1.7%	231,880	1.6%	214,189	1.5%
Lower than B	64,858	0.4%	71,922	0.5%	77,543	0.5%	90,947	0.6%	86,490	0.6%
Not rated	231,103	1.6%	244,672	1.6%	231,794	1.6%	225,328	1.5%	240,952	1.6%
Total fixed maturities, at fair value	$14,442,991	100.0%	$14,953,447	100.0%	$14,798,213	100.0%	$14,731,262	100.0%	$14,682,692	100.0%

Maturity profile of total fixed maturities (2):
Due in one year or less	$387,178	2.7%	$615,987	4.1%	$585,093	4.0%	$564,970	3.8%	$619,654	4.2%
Due after one year through five years	8,131,505	56.3%	8,089,071	54.1%	7,695,940	52.0%	7,783,422	52.8%	7,478,786	50.9%
Due after five years through ten years	2,737,358	19.0%	2,888,717	19.3%	3,455,653	23.4%	3,579,082	24.3%	3,624,647	24.7%
Due after 10 years	276,245	1.9%	326,547	2.2%	398,020	2.7%	331,086	2.2%	354,066	2.4%
	11,532,286	79.8%	11,920,322	79.7%	12,134,706	82.0%	12,258,560	83.2%	12,077,153	82.3%
Mortgage-backed securities	498,759	3.5%	351,059	2.3%	328,924	2.2%	337,478	2.3%	344,572	2.3%
Commercial mortgage-backed securities	590,198	4.1%	561,543	3.8%	545,817	3.7%	584,730	4.0%	521,272	3.6%
Asset-backed securities	1,821,748	12.6%	2,120,523	14.2%	1,788,766	12.1%	1,550,494	10.5%	1,739,695	11.8%
Total fixed maturities, at fair value	$14,442,991	100.0%	$14,953,447	100.0%	$14,798,213	100.0%	$14,731,262	100.0%	$14,682,692	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	This table excludes the collateral received and reinvested and includes the fixed maturities pledged under securities lending agreements, at fair value.
(3)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(4)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector (1):

(U.S. Dollars in thousands)	June 30,		March 31,		December 31,		September 30,		June 30,
	2018		2018		2017		2017		2017
Sector:
Industrials	$2,979,178	51.8%	$2,958,018	51.8%	$2,491,090	52.0%	$2,336,468	50.9%	$2,471,700	53.8%
Financials	2,373,628	41.3%	2,299,239	40.3%	1,831,017	38.2%	1,651,416	36.0%	1,519,340	33.0%
Utilities	238,343	4.1%	227,110	4.0%	234,172	4.9%	260,491	5.7%	284,356	6.2%
Covered bonds	44,267	0.8%	87,513	1.5%	98,752	2.1%	116,864	2.5%	127,022	2.8%
All other (2)	115,616	2.0%	133,277	2.3%	132,241	2.8%	223,519	4.9%	195,870	4.3%
Total fixed maturities, at fair value	$5,751,032	100.0%	$5,705,157	100.0%	$4,787,272	100.0%	$4,588,758	100.0%	$4,598,288	100.0%

Credit quality distribution (3):
AAA	$216,636	3.8%	$283,752	5.0%	$329,573	6.9%	$460,374	10.0%	$464,732	10.1%
AA	1,170,565	20.4%	1,125,628	19.7%	1,107,946	23.1%	988,435	21.5%	947,849	20.6%
A	2,609,642	45.4%	2,508,184	44.0%	1,904,528	39.8%	1,745,690	38.0%	1,791,532	39.0%
BBB	1,203,104	20.9%	1,168,268	20.5%	877,962	18.3%	855,066	18.6%	862,117	18.7%
BB	203,978	3.5%	239,291	4.2%	237,227	5.0%	217,495	4.7%	208,913	4.5%
B	156,646	2.7%	170,393	3.0%	165,846	3.5%	155,985	3.4%	149,071	3.2%
Lower than B	22,152	0.4%	26,948	0.5%	30,376	0.6%	27,571	0.6%	28,872	0.6%
Not rated	168,309	2.9%	182,693	3.2%	133,814	2.8%	138,142	3.0%	145,202	3.2%
Total fixed maturities, at fair value	$5,751,032	100.0%	$5,705,157	100.0%	$4,787,272	100.0%	$4,588,758	100.0%	$4,598,288	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Includes sovereign securities, supranational securities and other.
(3)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at June 30, 2018 (1):

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (2)
Issuer:
Citigroup Inc.	$190,925	3.3%	1.0%	A/A2
JPMorgan Chase & Co.	180,960	3.1%	0.9%	A-/A2
Bank of America Corporation	178,797	3.1%	0.9%	A-/A3
Apple Inc.	170,852	3.0%	0.9%	AA+/Aa1
Wells Fargo & Company	136,738	2.4%	0.7%	A/A1
Daimler AG	100,541	1.7%	0.5%	A/A2
Philip Morris International Inc.	99,728	1.7%	0.5%	A/A2
The Bank of New York Mellon Corporation	96,728	1.7%	0.5%	A/A1
Toyota Motor Corporation	96,200	1.7%	0.5%	AA-/Aa3
U.S. Bancorp	90,850	1.6%	0.5%	AA-/A1
Total	$1,342,319	23.3%	7.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Average credit ratings assigned by S&P and Moody’s, respectively.

28

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities and Eurozone Investments

The following table provides the composition of the Company’s structured securities at June 30, 2018 (1):

(U.S. Dollars in thousands)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential mortgage-backed securities	$460,617	$11,487	$2,233	$204	$438	$23,780	$498,759
Commercial mortgage-backed securities	46,205	479,723	6,104	12,968	24,740	20,458	590,198
Asset-backed securities	—	1,521,417	3,500	152,709	70,224	73,898	1,821,748
Total	$506,822	$2,012,627	$11,837	$165,881	$95,402	$118,136	$2,910,705

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

The fair value of the Company’s Eurozone investments are as follows at June 30, 2018 (1):

(U.S. Dollars in thousands)		Financial	Other	Bank	Equities
	Sovereign (3)	Corporates	Corporates	Loans	and Other	Total
Country (2):
Germany	$256,053	$2,214	$1,190	$36,135	$9,719	$305,311
Netherlands	110,568	43,618	73,971	10,769	7,591	246,517
France	20,275	15,173	30,409	13,229	21,683	100,769
Luxembourg	—	10,038	1,300	8,952	—	20,290
Ireland	—	6,701	1,110	3,179	2,123	13,113
Spain	—	592	1,823	—	9,157	11,572
Greece	1,968	—	—	—	3,091	5,059
Austria	3,976	—	—	—	—	3,976
Italy	—	—	685	1,763	546	2,994
Belgium	—	—	181	1,166	—	1,347
Portugal	—	—	—	—	1,236	1,236
Total	$392,840	$78,336	$110,669	$75,193	$55,146	$712,184

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any other Eurozone investments at June 30, 2018.

(3)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.

29

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, UGC transaction costs and other and loss on redemption of preferred shares, net of income taxes, and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, UGC transaction costs and other and loss on redemption of preferred shares in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. UGC transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to the UGC acquisition. The Company believes that UGC transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance. The loss on redemption of preferred shares related to the redemption of the Company's Series C preferred shares in January 2018 and had no impact on shareholders' equity or cash flows. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, UGC transaction costs and other and loss on redemption of preferred shares from the calculation of after-tax operating income or loss available to Arch common shareholders.
The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
In addition, the Company’s presentation includes the use of information prepared on a ‘core’ basis, which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). Information provided on a ‘core’ basis are non-GAAP financial measures as defined in Regulation G. Pursuant to generally accepted accounting principles, Watford Re is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, the Company consolidates the results of Watford Re in its consolidated financial statements, although it only owns approximately 11% of Watford Re’s common equity. Watford Re has its own management and board of directors that is responsible for its overall profitability. In addition, the Company does not guarantee or provide credit support for Watford Re. Because Watford Re is an independent company, the assets of Watford Re can be used only to settle obligations of Watford Re and Watford Re is solely responsible for its own liabilities and commitments. The Company’s financial exposure to Watford Re is limited to its investment in Watford Re’s common and preferred shares and counterparty credit risk (mitigated by collateral) arising from the reinsurance transactions. The Company believes that presenting information on a ‘core’ basis enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. See ‘Segment Information’ for a further discussion of segment results and a reconciliation of core and consolidated results.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss on a ‘core’ basis. Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not incorporate items included in the Company’s corporate (non-underwriting) segment. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis and a ‘core’ basis, in accordance with Regulation G, is shown on pages 10 to 13.
The Company’s segment information includes the use of a combined ratio excluding catastrophic activity (if applicable for the segment) and prior year development. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratio excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the core underwriting performance of each of its underwriting segments.
Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by Arch’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, excludes amounts reflected in the ‘other’ segment, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders on the capital held in its business, and compares the return generated by the Company’s investment portfolio against benchmark returns which it measures portfolio returns against during the periods presented.

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity

The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results. Each line item reflects the impact of the Company’s approximate 11% ownership of Watford Re’s common equity:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2018	2018	2017	2017	2017	2018	2017
Net income (loss) available to Arch common shareholders	$233,243	$137,276	$203,535	$(52,760)	$173,818	$370,519	$415,727
Net realized (gains) losses	61,426	111,764	(36,906)	(64,344)	(18,452)	173,190	(47,586)
Net impairment losses recognized in earnings	470	162	1,723	1,878	1,730	632	3,537
Equity in net (income) loss of investment funds accounted for using the equity method	(8,472)	(28,069)	(30,402)	(31,090)	(32,706)	(36,541)	(80,794)
Net foreign exchange (gains) losses	(47,038)	15,556	27,994	27,811	38,012	(31,482)	57,808
UGC transaction costs and other	6,908	830	901	2,990	2,675	7,738	18,259
Loss on redemption of preferred shares	—	2,710	—	6,735	—	2,710	—
Income tax expense (benefit) (1)	(3,941)	(5,086)	20,559	1,647	3,842	(9,027)	(67)
After-tax operating income (loss) available to Arch common shareholders	$242,596	$235,143	$187,404	$(107,133)	$168,919	$477,739	$366,884

Diluted per common share results (2):
Net income (loss) available to Arch common shareholders	$0.56	$0.33	$0.49	$(0.13)	$0.42	$0.89	$1.00
Net realized (gains) losses	0.15	0.26	(0.09)	(0.15)	(0.05)	0.42	(0.12)
Net impairment losses recognized in earnings	0.00	0.00	0.00	0.00	0.00	0.00	0.01
Equity in net (income) loss of investment funds accounted for using the equity method	(0.02)	(0.07)	(0.07)	(0.08)	(0.08)	(0.09)	(0.19)
Net foreign exchange (gains) losses	(0.11)	0.04	0.07	0.07	0.09	(0.08)	0.14
UGC transaction costs and other	0.02	0.00	0.00	0.01	0.01	0.02	0.04
Loss on redemption of preferred shares	0.00	0.01	0.00	0.02	0.00	0.01	0.00
Income tax expense (benefit) (1)	(0.01)	(0.01)	0.05	0.00	0.01	(0.02)	0.00
After-tax operating income (loss) available to Arch common shareholders	$0.59	$0.56	$0.45	$(0.26)	$0.40	$1.15	$0.88

Weighted average common shares and common share equivalents outstanding - diluted (2)	413,111,205	417,893,802	418,735,890	404,656,353	417,733,938	415,460,756	417,421,896

Beginning common shareholders’ equity	$8,370,372	$8,324,047	$8,138,589	$8,126,332	$7,833,289	$8,324,047	$7,481,163
Ending common shareholders’ equity	8,383,755	8,370,372	8,324,047	8,138,589	8,126,332	8,383,755	8,126,332
Average common shareholders’ equity	$8,377,064	$8,347,210	$8,231,318	$8,132,461	$7,979,811	$8,353,901	$7,803,748

Annualized return on average common equity	11.1%	6.6%	9.9%	(2.6)%	8.7%	8.9%	10.7%
Annualized operating return on average common equity	11.6%	11.3%	9.1%	(5.3)%	8.5%	11.4%	9.4%

(1)
Income tax expense on net realized gains or losses, net impairment losses recognized in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, UGC transaction costs and other and loss on redemption of preferred shares reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction.

(2)
Due to the net loss recorded in the 2017 third quarter, weighted average common shares and common share equivalents outstanding for such period do not include the effect of dilutive securities since the inclusion of such securities is anti-dilutive to per share results.

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Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations

The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2018	2018	2017	2017	2017	2018	2017
Arch Operating Income Components (1):
Income (loss) before income taxes	$266,283	$170,928	$273,611	$(23,487)	$218,177	$437,211	$497,680
Net realized (gains) losses	59,545	111,859	(38,136)	(64,104)	(18,046)	171,404	(46,558)
Net impairment losses recognized in earnings	470	162	1,723	1,878	1,730	632	3,537
Equity in net (income) loss of investment funds accounted for using the equity method	(8,472)	(28,069)	(30,402)	(31,090)	(32,706)	(36,541)	(80,794)
Net foreign exchange (gains) losses	(46,211)	15,039	27,894	27,785	37,821	(31,172)	57,666
UGC transaction costs and other	6,908	830	901	2,990	2,675	7,738	18,259
Pre-tax operating income (loss)	278,523	270,749	235,591	(86,028)	209,651	549,272	449,790
Arch share of ‘other’ segment operating income (loss) (2)	2,062	1,831	(829)	(2,210)	942	3,893	2,292
Pre-tax operating income (loss) available to Arch (b)	280,585	272,580	234,762	(88,238)	210,593	553,165	452,082
Income tax expense (a)	(27,586)	(27,000)	(36,253)	(6,526)	(30,325)	(54,586)	(62,631)
After-tax operating income (loss) available to Arch	252,999	245,580	198,509	(94,764)	180,268	498,579	389,451
Preferred dividends	(10,403)	(10,437)	(11,105)	(12,369)	(11,349)	(20,840)	(22,567)
After-tax operating income (loss) available to Arch common shareholders	$242,596	$235,143	$187,404	$(107,133)	$168,919	$477,739	$366,884

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	9.8%	9.9%	15.4%	(7.4)%	14.4%	9.9%	13.9%

(1)
Line items are presented on a ‘core’ basis, excluding amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Balances in the ‘other’ segment and a calculation of Arch’s share of the ‘other’ segment operating income (loss) is as follows:

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2018	2018	2017	2017	2017	2018	2017
Balances in ‘other’ segment:
Underwriting income (loss)	$(318)	$(560)	$(23,901)	$(34,555)	$(2,643)	$(878)	$(4,938)
Net investment income	27,907	26,481	25,802	22,332	18,604	54,388	40,666
Interest expense	(4,286)	(4,729)	(4,836)	(3,246)	(2,837)	(9,015)	(5,757)
Preferred dividends	(4,585)	(4,585)	(4,588)	(4,586)	(4,586)	(9,170)	(9,170)
Pre-tax operating income (loss) available to common shareholders	18,718	16,607	(7,523)	(20,055)	8,538	35,325	20,801
Arch ownership	11%	11%	11%	11%	11%	11%	11%
Arch share of ‘Other’ segment operating income (loss) (3)	$2,062	$1,831	$(829)	$(2,210)	$942	$3,893	$2,292
(3) Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity

The following table provides an analysis of the Company’s capital structure (1):

(U.S. Dollars in thousands, except share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
Debt:
Arch Capital senior notes, due May 1, 2034 ($300,000 principal, 7.35%)	$297,101	$297,076	$297,053	$297,030	$297,007
Arch-U.S. senior notes, due Nov. 1, 2043 ($500,000 principal, 5.144%) (2)	494,671	494,646	494,621	494,596	494,572
Arch Finance senior notes, due December 15, 2026 ($500,000 principal, 4.011%) (3)	496,229	496,135	496,043	495,955	495,868
Arch Finance senior notes, due December 15, 2046 ($450,000 principal, 5.031%) (3)	445,210	445,186	445,167	445,145	445,123
Revolving credit agreement borrowings, due October 26, 2021 (variable)	125,000	375,000	375,000	400,000	500,000
Total debt	$1,858,211	$2,108,043	$2,107,884	$2,132,726	$2,232,570

Shareholders’ equity available to Arch:
Series C non-cumulative preferred shares (6.75%)	$—	$—	$92,555	$92,555	$322,555
Series E non-cumulative preferred shares (5.25%)	450,000	450,000	450,000	450,000	450,000
Series F non-cumulative preferred shares (5.45%)	330,000	330,000	330,000	230,000	—
Common shareholders’ equity (a)	8,383,755	8,370,372	8,324,047	8,138,589	8,126,332
Total shareholders’ equity available to Arch	$9,163,755	$9,150,372	$9,196,602	$8,911,144	$8,898,887

Total capital available to Arch	$11,021,966	$11,258,415	$11,304,486	$11,043,870	$11,131,457

Common shares outstanding, net of treasury shares (b)	405,436,637	410,047,266	409,956,417	409,621,719	409,062,477

Book value per common share (4) (a)/(b)	$20.68	$20.41	$20.30	$19.87	$19.87

Leverage ratios:
Senior notes/total capital available to Arch	15.7%	15.4%	15.3%	15.7%	15.6%
Revolving credit agreement borrowings/total capital available to Arch	1.1%	3.3%	3.3%	3.6%	4.5%
Debt/total capital available to Arch	16.9%	18.7%	18.6%	19.3%	20.1%
Preferred/total capital available to Arch	7.1%	6.9%	7.7%	7.0%	6.9%
Debt and preferred/total capital available to Arch	23.9%	25.7%	26.4%	26.3%	27.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.), a wholly owned subsidiary of Arch Capital, and fully and unconditionally guaranteed by Arch Capital.

(3)	Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch Capital.

(4)	Excludes the effects of stock options and restricted stock units outstanding.

The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended					Cumulative
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2018	2018	2017	2017	2017	2018
Effect of share repurchases:
Aggregate cost of shares repurchased	$170,276	$3,299	$—	$—	$—	$3,856,236
Shares repurchased	6,404,430	118,215	—	—	—	382,194,177
Average price per share repurchased	$26.59	$27.91	$—	$—	$—	$10.09

Remaining share repurchase authorization (1)						$272,926

(1)	Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 2019.

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